Park Sterling Corporation

Investor Presentation

(NASDAQ: PSTB)

PARKSTERLING
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March 2016

Forward Looking Statements

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: synergies and other financial benefits from the merger with First Capital Bancorp, Inc. ("First Capital") may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Vision and Distinguishing Strengths

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High Growth Markets

Exceptional Talent

Broad Product Capabilities

Strong Balance Sheet and Capital Position

Strong Credit Quality

Vision

- Our commitment is to be large enough to help customers achieve their financial aspirations and small enough to care that they do
- Our goal is to build a high performing, well respected regional community bank focused on serving attractive markets in the Carolinas and Virginia

Distinguishing Strengths

- Located in some of the most attractive high growth markets in the Southeast
- Talented and experienced bankers that are well known in their markets
- Broad array of products and services that position us to fully meet the needs of our target customer segments and provide a diverse stream of revenues
- Strong balance sheet with ample capital and liquidity to grow our businesses
- High quality loan portfolio and strong credit culture

Thoughtful Execution

2011	2012	2013	2014	2015	2016
❑ Completed merger with Community Capital Corporation (Upstate SC)	❑ Completed merger with Citizens South Banking Corporation (Charlotte MSA)		❑ Completed merger with Provident Community Bancshares, Inc. (Charlotte MSA)		❑ Completed merger with First Capital Bancorp, Inc. (Richmond MSA)
❑ Established *de novo* offices in Charleston, SC and Greenville, SC and Raleigh, NC			❑ Established *de novo* office in Richmond, VA	❑ Established second office in Richmond, VA	
❑ Recruited new Chief Credit Officer ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Recruited new Head of Retail Banking and Charlotte Market President ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Recruited new Head of Internal Audit and Compliance ❑ Recruited experienced bankers and product specialists	❑ Attracted new Heads of Wealth Management, Mortgage Banking and Operations and Technology		
❑ Introduced asset-based lending capability ❑ Gained retail banking, mortgage banking, wealth management and treasury services capabilities through merger	❑ Enhanced retail banking and mortgage banking capabilities through merger	❑ Introduced trust management capabilities ❑ Introduced new mobile banking platform and implemented second-phase (deposit capture) ❑ Introduced "Sterling at Work" retail bank account acquisition strategy	❑ Introduced capital markets interest rate hedging capabilities ❑ Established specialized small business and business banking groups ❑ Introduced "Answers You Can Bank On℠" brand campaign	❑ Introduced 360° By Park Sterling Bank (online personal finance aggregator) ❑ Introduced online personal deposit account opening ❑ Introduced capital markets foreign exchange capabilities ❑ Implemented "Navigator" a new online and mobile platform for commercial customers	

Fortune Magazine– "100 Fastest Growing Companies"*

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'10-'15 Total Assets Growth (%)



PSTB 409%
YDKN 224%
BNCN 212%
SSB 138%
LION 112%
UBSH 100%
ABCB 94%
TOWN 91%
AMNB 86%
HTBI 70%
UCBI 32%
STBZ 23%
FCBC 10%
XBKS 7%
ESXB 6%
FBNC 3%
0% 150% 300% 450% 600%

'10-'15 Total Loans Growth (%)



PSTB 504%
BNCN 194%
YDKN 160%
SSB 136%
LION 112%
AMNB 97%
ABCB 96%
TOWN 95%
UBSH 94%
HTBI 45%
UCBI 22%
STBZ 18%
FCBC 16%
XBKS 7%
FBNC 6%
ESXB (2%)
(200%) 0% 200% 400% 600%

'10-'15 Total Deposits Growth (%)



PSTB 463%
BNCN 223%
YDKN 212%
SSB 127%
LION 118%
ABCB 115%
UBSH 96%
AMNB 93%
TOWN 84%
STBZ 73%
HTBI 31%
UCBI 28%
ESXB 26%
FCBC 23%
XBKS 20%
FBNC 3%
0% 150% 300% 450% 600%

Source: SNL Financial. Data and percentage growth from 12/31/10 and 12/31/15, respectively. Pro forma for announced transactions.
*PSTB named in Fortune Magazine's Annual Designations for the 100 Fastest Growing Companies

Fortune Magazine– “100 Fastest Growing Companies”*

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‘10-‘15 Recurring Revenue Growth (%)



PSTB 552%
BNCN 193%
SSB 173%
YDKN 141%
ABCB 138%
LION 114%
HTBI 75%
AMNB 72%
UBSH 70%
TOWN 57%
XBKS 29%
STBZ 16%
UCBI 14%
FCBC (1%)
ESXB (10%)
FBNC (27%)
(200%)
0%
200%
400%
600%

‘10-‘15 PTPP NI Growth (%)



PSTB 520%
YDKN 235%
LION 108%
BNCN 92%
UBSH 79%
AMNB 70%
ESXB 67%
TOWN 45%
ABCB 43%
SSB 16%
FCBC (14%)
STBZ (38%)
FBNC (42%)
HTBI (62%)
UCBI (157%)
XBKS (388%)
(600%)
(300%)
0%
300%
600%

Source: SNL Financial. Data and percentage growth from 12/31/10 and 12/31/15, respectively. Pro forma for announced transactions.
**PSTB named in Fortune Magazine’s Annual Designations for the 100 Fastest Growing Companies*

Distinctive Franchise with Attractive Footprint

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- Attractive franchise created since embarking on enhanced growth strategy following the Bank's August 2010 public offering
  - Largest regional community banking franchise headquartered in the attractive Charlotte-Concord-Gastonia MSA with deposit franchise dating back over 108 years
  - Strong and growing presence in the attractive Richmond MSA
  - Approximately 88% of deposits in markets with projected population growth above the national average
  - Additional origination capabilities in Greenville, Charleston, Raleigh and Wilmington



95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
85
26
Wilmington
Charleston
GA
95
PSTB Branch (57)

Sources: SNL and company information.

Appealing Growth Markets

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Charlotte, NC



- ☐ Largest Community Bank headquartered in Charlotte
- ☐ 19 branches/ 38% of deposits
- ☐ MSA population 2.44 million
- ☐ Projected 5-year growth 7.01%
- ☐ Nation's second largest banking center, sixth busiest airport and home to seven Fortune 500 companies

Greenville-Spartanburg, SC



- ☐ Regional headquarters
- ☐ 12 branches/ 13% of deposits
- ☐ Combined population 1.20 million
- ☐ Combined projected 5-year growth 4.96%
- ☐ Home to major operations for BMW, Michelin, GE, Fluor and Lockheed Martin

Richmond, VA



- ☐ Regional headquarters
- ☐ 10 branches/ 21% of deposits
- ☐ MSA population 1.27 million
- ☐ Projected 5-year growth 4.66%
- ☐ State capital, headquarters of Fifth Federal Reserve District, home to six Fortune 500 companies

Raleigh, NC



- ☐ Key origination market
- ☐ 1 branch
- ☐ MSA population 1.27 million
- ☐ Projected 5-year growth 8.19%
- ☐ State capital, diversified economic base with technology, healthcare, education and government

Charleston, SC



- ☐ Key origination market
- ☐ 1 branch
- ☐ MSA population 751,000
- ☐ Projected 5-year growth 8.47%
- ☐ Home to major operations for Boeing, diversified economic base with transportation, healthcare, tourism and government

Wilmington, NC



- ☐ Key origination market
- ☐ 1 branch
- ☐ MSA population 279,000
- ☐ Projected 5-year growth 6.91%
- ☐ Diversified economic base with transportation, agriculture, healthcare and tourism

Source: SNL Financial, Charlotte Chamber of Commerce, Greenville Chamber of Commerce, Richmond Chamber of Commerce and Company. $ in thousands. Information as of December 31, 2015.. Deposit data as of June 30, 2015.

Market Demographics

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- Company has 88% of deposits based in higher growth markets*
- Presence in six of the top ten MSAs across the combined North Carolina, South Carolina and Virginia markets by population
  - Among those, six of the top seven is concentrated in those MSAs with the highest projected rate of population growth

Combined Company Demographic Profile

Higher Growth Markets	# Branches	Company Deposits ($000)	Percent of Franchise (%)	2015 (Actual)	Population Change 2010-2015 (%)	Projected Change 2015-2020 (%)	Median 2015 ($)	Projected Change 2015-2020 (%)
Charlotte-Concord-Gastonia, NC-SC	19	895,085	37.5	2,436,209	9.89	7.01	54,693	9.26
Richmond, VA	10	510,246	21.4	1,274,616	5.51	4.66	59,885	4.47
Greenville-Anderson-Mauldin, SC	9	201,701	8.45	877,875	6.52	5.70	47,039	7.88
Spartanburg, SC	3	116,659	4.89	324,859	3.70	4.22	44,027	7.25
Towns, Georgia	2	134,431	5.63	11,475	9.59	8.05	37,803	3.04
Columbia, SC	2	66,991	2.81	812,505	5.85	5.25	49,993	4.95
Wilmington, NC	1	74,650	3.13	279,221	9.55	6.91	48,945	3.06
Gilmer, Georgia	1	42,238	1.77	29,155	3.05	3.98	38,776	2.20
Union, Georgia	1	35,678	1.49	22,354	4.67	5.04	41,222	2.86
Raleigh, NC	1	14,376	0.60	1,274,181	12.71	8.19	65,419	7.28
Charleston-North Charleston, SC	1	12,890	0.54	750,593	12.94	8.47	54,619	7.57
Higher Growth Subtotal	**50**	**2,104,945**	**88.2**	**8,093,043**	**7.63**	**6.13**	**49,311**	**5.44**
Other Stable Markets								
Greenwood, SC	5	186,707	7.82	94,233	(0.89)	1.15	36,811	5.00
Newberry, SC	1	71,580	3.00	37,969	1.23	2.80	42,827	2.36
Fannin, Georgia	1	23,321	0.98	23,846	0.69	2.36	34,937	1.16
Other Stable Subtotal	**7**	**281,608**	**11.8**	**156,048**	**0.34**	**2.10**	**38,192**	**2.84**
Total PSTB	**57**	**2,386,553**	**100.0**	**8,249,091**	**3.99**	**4.12**	**43,751**	**4.14**
Aggregate: National				**322,431,073**	**4.43**	**3.69**	**55,551**	**7.77**

Top 10 MSAs in NC-SC-VA

	Metropolitan Statistical Area (MSA)	2016 Population	2016-2021 Projected Change
1	Washington, D.C.	6,145,027	6.28
2	Charlotte, NC	2,436,209	7.01
3	Virginia Beach, VA	1,734,823	3.53
4	Richmond, VA	1,274,616	4.66
5	Raleigh, NC	1,274,181	8.19
6	Greenville, SC	877,875	5.70
7	Columbia, SC	812,505	5.25
8	Greensboro, NC	754,836	4.24
9	Charleston, SC	750,593	8.47
10	Winston-Salem, NC	659,449	3.49

Source: SNL Financial. Deposit data as of June 30, 2015.

* Defined as markets with projected population growth above national average.

Exceptional Talent Driving Performance

Matrix organization to drive performance through local market leadership and bankers to better understand and support customers, as well as central business unit leadership and product specialists to better develop products and deliver technical expertise

Commercial Experience

Over 90% of the bankers in our markets have formal top tier bank or regional bank credit and product training.

Charlotte Market- 7 commercial bankers (including Regional President)

- Average banking experience 23 years, with over 80% of that combined experience coming in-market.
- Most recent hire was with a dedicated C&I banker from a major regional bank with over 25 years experience.
- Two business bankers in market, both recruited from major regionals.

Richmond Market- 9 commercial bankers (including Regional President)

- Average banking experience is over 25 years, including one lender with over 40 years of in-market experience.
- Three business bankers in market.

Capital Markets leader with over 28 years of experience ranging from the exchange floor in Chicago to the management of one of the largest global asset management platforms at a top tier institution.

Personal Financial Services

- Retail Market Executive with almost 20 years of experience including responsibility for 200 branches in the Carolinas and Virginia at top tier and regional banks.
- Head of Wealth Management with 25 years of experience building trust and wealth management businesses.
- Mortgage production manager with over 20 years of experience building successful mortgage production teams in the Carolinas at top tier and regional banks.

Broad Product Capabilities

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Commercial Financial Services

- C&I Cash Flow Lending
- Capital Markets
- C&I Owner-Occupied
- Treasury Services
- Commercial Real Estate
- Asset-Based Lending
- Builder Finance

Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit

Personal Financial Services

- Depository Services
- Consumer Lending
- Wealth Management
- Mortgage Banking
- Trust Services
- Small Business Lending
- Private Banking
- Retail Brokerage

Consumers
Small Business
Affluent

Strong distribution channels: retail branch network, online banking and mobile banking

Commercial Banking Capabilities

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Utilizing a proven operating model to differentiate Park Sterling from competitors

Geographically diversified to maximize growth opportunities and generate a more balanced loan portfolio

- Charlotte, Raleigh and Wilmington, NC
- Greenville and Charleston, SC
- Richmond, VA
- Community markets in NC, SC and GA

- Broad product capabilities to meet customer needs and deepen relationships
  - Cash flow and asset-based C&I lending
  - Construction, mini-perm and term investor and owner-occupied CRE lending
  - Builder finance specialty
  - Treasury services
    - remote capture
    - Navigator (online and mobile banking)
  - Capital markets (interest rate hedging and foreign exchange)

Personal Financial Services Capabilities

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Attractive branch network in key markets-
Richmond, VA, Upstate SC and Charlotte, NC

Integrated operating model attracting retail and small business customers from both large and small competitors

- 360º by Park Sterling- online account aggregation and budging tool
- Sterling at Work- customer acquisition strategy
- Mobile banking- including Debit On/Off and Picture Pay™ capabilities
- Wealth Management
  - Brokerage services (mutual funds, annuities)
  - Estate planning, settlement and advisory services
  - Trust services
  - Private bankers for full service wealth relationships
- Mortgage banking services

Success Stories

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Capital Market Solutions

A commercial real estate customer was considering refinancing a construction mini-perm loan in the "permanent market". The bank needed to offer a 10-year fixed rate loan in order to compete and retain the loan but lease rollover risk made underwriting difficult. After working with the lender we devised a loan hedge structure that could be extended 5 years if necessary covenants were met in year 5, and If conditions were not met the loan would come due and the swap would be canceled at no cost to the customer or the bank thus securing the permanent loan.

Navigator

Introduced Navigator to a large deposit-only customer whose cash management process was fairly labor intensive with wires, etc. With Navigator, we moved them from one treasury service to eleven, dramatically increased our monthly revenue and made their banking life much simpler and more efficient.

Sterling at Work

A branch manager recently received a Sterling at Work referral from a commercial banker. Using our "four-legged call" approach, the commercial banker introduced a private banker and wealth management team to his commercial customer where they presented our financial wellness program and demonstrated our mobile app and 360 digital money management tool. They were invited to come back and present the program to customer's employees at their two locations resulting in 6 new relationships, two mortgage referrals and an opportunity to start a retirement plan for the company's employees.

Success Stories

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Private Banking

During a regular review of commercial client relationships, the commercial banking, private banking and wealth management groups identified a growing client who had done little towards addressing retirement needs. The teams were able to assist the client in structuring a distribution from the company for retirement which was invested in a wealth management account at the bank, and a long-term care plan is being established for other estate and trust needs identified. Subsequently, the customer has been offered a substantial price to sell the company, and we stand to win the investment business.

Exceptional Service

After being dissatisfied with the service they were receiving from a large bank, Park Sterling stepped in and provided a local staffing company with a $1.5MM debt replacement. A private banker was introduced and a need for personal financial services was identified, including the refinance of a personal mortgage. Continued discussions led to additional borrowings and a financial plan was presented to the client to help cover excess personal cash flows anticipated over the next 5 years.

Cross-selling Opportunities

Recently while closing two mortgage loans for couples who were retiring to the area, a private banker and trust advisor were introduced and the team was able to present the bank as a full service financial institution with the capability to provide retirement and wealth services. Both families are looking forward to a long, happy relationship with Park Sterling.

Strong Capital and Liquidity

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Tangible Common Equity to Tangible Assets*



12.00
10.00
8.00
6.00
4.00
2.00
10.13
10.15
9.99
10.02
9.93
9.87 8.94 8.21
10.24 9.73 8.39
10.16 9.28 8.23
10.28 9.26 8.27
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB*

Capital and liquidity positions will support continued growth

Tier 1 Leverage Ratio



14.00
12.00
10.00
8.00
6.00
4.00
2.00
10.17
11.00
11.09
10.92
11.00
11.08 9.94 9.33
11.73 10.15 9.53
11.18 9.91 9.22
11.31 9.44 9.07
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)



20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
17.99
17.58
17.33
18.66
16.35
17.10 12.23 7.60
16.20 12.67 9.73
14.41 12.24 7.62
13.03 11.02 8.18
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

Source: SNL Financial (2015Q4 is the latest available complete Peer Group information)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)
# On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Strong Asset Quality

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Nonperforming Loans to Total Loans



3.00
2.50
2.00
1.50
1.00
0.50
0.56
0.60
0.52
0.50
0.47
2.82 1.67 0.79
2.38 1.87 0.71
2.26 1.40 0.53
2.02 1.44 0.75
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

Achieved superior growth while driving to top quartile asset quality measures.

Nonperforming Assets to Total Assets



3.00
2.50
2.00
1.50
1.00
0.50
0.89
0.83
0.75
0.67
0.54
2.50 1.60 0.96
2.32 1.74 0.88
1.95 1.47 0.81
2.01 1.39 0.72
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

LTM Net Charge-Offs (Recoveries) to Average Loans



0.30
0.25
0.20
0.15
0.10
0.05
(0.05)
(0.10)
0.20
(0.04)
0.08
(0.07)
0.02
0.28 0.13 0.03
0.23 0.12 0.07
0.16 0.11 0.06
0.10 0.07 0.04
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

Source: SNL Financial (2015Q1 is the latest available complete Peer Group information)
 # Note: SNL Financial excludes loans 90+ days past due from calculation of NPLs to Total Loans and NPAs to Total Assets.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Priorities for 2016-2018

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Achieve operating leverage as business model matures

- Increase banker productivity as newer bankers build their portfolios and add new customers
- Focus on cross-selling opportunities, deepening relationships and expanding noninterest income sources of revenue

Continue to improve profitability and returns

- Show meaningful progress toward attaining a 1% ROAA
- Continue to demonstrate disciplined expense management
- Thoughtfully manage capital while maintaining a strong balance sheet with capacity for growth

Actively pursue strategic combinations that complement/enhance our business strategies and provide attractive returns to shareholders

Closing Comments

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- High Growth Markets
- Exceptional Talent
- Broad Product Capabilities
- Strong Balance Sheet and Capital Position
- Strong Credit Quality

❑ ***Attractive franchise***
  - Premier regional bank headquartered in attractive Charlotte-Concord-Gastonia MSA
  - Concentrated network extending from Richmond MSA through Charlotte MSA and upstate South Carolina

❑ ***Distinctive business model***
  - Broad product capabilities and geographic reach
  - Matrix organization leveraging exceptional talent

❑ ***Lead peer group in key absolute growth since August 2010 public offering***
  - Successful *de novo* expansion and organic growth initiatives
  - Successful M&A partnerships

❑ ***Strong earnings and balance sheet growth in 2015***
  - Increase of $2.6 million (17%) in adjusted net income* to a record $17.8 million, or $0.40 adjusted earnings per share
  - Organic loan growth (excluding LHFS) of $161.1 million (10% year-over-year growth rate)
  - Organic deposit growth of $101.3 million (5% year-over-year growth rate)
  - Tangible common equity to tangible assets* remained strong at 9.93%

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

PSTB Financial Highlights

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	For the Year Ended:					For the Quarter Ended:			
	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	3/31/2015	6/30/2015	9/30/2015	12/31/2015
Balance Sheet									
Total assets	$1,113,222	$2,032,831	$1,960,827	$2,359,230	$2,514,264	$2,397,864	$2,443,880	$2,485,134	$2,514,264
Total net loans	748,668	1,346,116	1,286,977	1,572,431	1,732,751	1,606,262	1,648,995	1,691,382	1,732,751
Total deposits	846,637	1,632,004	1,599,885	1,851,354	1,952,662	1,884,137	1,874,941	1,946,858	1,952,662
Common equity	190,054	255,239	262,120	275,105	284,704	279,118	279,743	284,205	284,704
Preferred equity	-	20,500	-	-	-	-	-	-	-
Total equity	190,054	275,739	262,120	275,105	284,704	275,739	262,120	275,105	284,704
Total equity to total assets	17.07%	13.56%	13.37%	11.66%	11.32%	11.50%	10.73%	11.07%	11.32%
Tangible common equity to tangible assets*	16.73%	10.97%	11.79%	10.13%	9.93%	10.15%	9.99%	10.02%	9.93%
Total risk-based capital ratio	21.61%	16.30%	16.46%	13.95%	14.30%	15.56%	14.65%	14.55%	14.32%
Profitability									
Adjusted net income*	$ (5,907)	$ 7,508	$ 16,688	$ 15,181	$ 17,794	$ 3,863	$ 4,378	$ 4,762	$ 4,791
Adjusted earnings per share*	(0.21)	0.21	0.37	0.34	0.40	0.09	0.10	0.11	0.11
Adjusted return on average total assets*	-0.85%	0.56%	0.85%	0.69%	0.73%	0.66%	0.73%	0.76%	0.77%
Adjusted return on average stockholders' equity*	-3.32%	3.49%	6.05%	5.63%	6.32%	5.63%	6.26%	6.69%	6.68%
Adjusted efficiency ratio*	100.60%	78.70%	70.80%	76.92%	72.75%	76.29%	72.53%	72.87%	69.25%
Net interest margin	3.06%	4.29%	4.20%	3.96%	3.70%	3.78%	3.77%	3.57%	3.54%
Asset Quality									
Net charge-offs to total loans	1.54%	0.12%	0.23%	-0.06%	0.00%	-0.04%	0.08%	-0.07%	0.02%
Allowance for loan losses to total loans	1.34%	0.78%	0.68%	0.52%	0.52%	0.53%	0.51%	0.51%	0.52%
Nonperforming loans to total loans	2.67%	1.31%	0.95%	0.56%	0.47%	0.60%	0.52%	0.50%	0.47%
Nonperforming assets to total assets	3.25%	2.11%	1.37%	0.89%	0.54%	0.83%	0.75%	0.67%	0.54%
Per Share Information									
Book value per share	$ 5.93	$ 5.81	$ 5.96	$ 6.26	$ 6.49	$ 6.34	$ 6.37	$ 6.47	$ 6.49
Tangible book value per share*	5.78	4.99	5.17	5.35	5.60	5.44	5.47	5.58	5.60
Closing stock price	4.08	5.23	7.14	7.35	7.32	7.10	7.20	6.80	7.32
Dividends declared	-	-	0.04	0.08	0.12	0.03	0.03	0.03	0.03

($ in thousands, except per share amounts) *Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented on the following slide).

Appendix:

Reconciliation of Non-GAAP Measures

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	For the Year Ended:					For the Quarter Ended:			
	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	3/31/2015	6/30/2015	9/30/2015	12/31/2015
Reconciliation of Non-GAAP measures									
Total assets	$ 1,113,222	$ 2,032,831	$ 1,960,827	$ 2,359,230	$ 2,514,264	$ 2,397,864	$ 2,443,880	$ 2,485,134	$ 2,514,264
Less: intangible assets	(4,644)	(36,078)	(35,049)	(40,157)	(38,768)	(39,852)	(39,462)	(39,115)	(38,768)
Tangible assets	1,108,578	1,996,753	1,925,778	2,319,073	2,475,496	2,358,012	2,404,418	2,446,019	2,475,496
Total common equity	190,054	255,239	262,120	275,105	284,704	279,118	279,743	284,205	284,704
Less: intangible assets	(4,644)	(36,078)	(35,049)	(40,157)	(38,768)	(39,852)	(39,462)	(39,115)	(38,768)
Tangible common equity	185,410	219,161	227,071	234,948	245,936	239,266	240,281	245,090	245,936
Tangible common equity to tangible assets*	16.73%	10.98%	11.79%	10.13%	9.93%	10.15%	9.99%	10.02%	9.93%
Issued and outstanding shares	32,643,627	44,575,853	44,730,669	44,859,798	44,854,509	44,877,194	44,910,686	44,909,447	44,854,509
Less: nondilutive restricted stock awards	(568,260)	(646,260)	(770,399)	(921,095)	(959,305)	(882,178)	(985,531)	(974,183)	(959,305)
Period end dilutive shares	32,075,367	43,929,593	43,960,270	43,938,703	43,895,204	43,995,016	43,925,155	43,935,264	43,895,204
Tangible common equity	$ 185,410	$ 219,161	$ 227,071	$ 234,948	$ 245,936	$ 239,266	$ 240,281	$ 245,090	$ 245,936
Divided by: period end dilutive shares	32,075,367	43,929,593	43,960,270	43,938,703	43,895,204	43,995,016	43,925,155	43,935,264	43,895,204
Tangible common book value per share	5.78	4.99	5.17	5.35	5.60	5.44	5.47	5.58	5.60
Common book value per share	5.93	5.81	5.96	6.26	6.49	6.34	6.37	6.47	6.49
Pretax income (loss)	$ (13,303)	$ 6,649	$ 22,664	$ 18,947	$ 24,748	$ 5,608	$ 6,542	$ 6,870	$ 5,727
Plus: merger-related expenses	3,812	5,895	2,211	3,616	1,715	122	167	31	1,396
Less: gain on sale of securities	(20)	(1,478)	(98)	(180)	(54)	-	-	(54)	-
Adjusted pretax income (loss)	(9,511)	11,066	24,777	22,383	26,409	5,730	6,709	6,847	7,123
Tax expense	(3,604)	3,558	8,089	7,202	8,615	1,867	2,331	2,085	2,332
Adjusted net income (loss)	(5,907)	7,508	16,688	15,181	17,794	3,863	4,378	4,762	4,791

Non-GAAP Financial Measures: Tangible assets, tangible common equity, tangible book value, adjusted net income, adjusted noninterest income, adjusted noninterest expense, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; and (ii) adjusted net income, adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable and adjusted noninterest expense (which excludes merger-related expenses) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures (Cont.)

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	For the Year Ended:					For the Quarter Ended:			
	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	3/31/2015	6/30/2015	9/30/2015	12/31/2015
Reconciliation of Non-GAAP measures									
Adjusted net income	$ (5,907)	$ 7,508	$ 16,688	$ 15,181	$ 17,794	$ 3,863	$ 4,378	$ 4,762	$ 4,791
Divided by: average assets	695,470	1,349,190	1,962,514	2,199,327	2,436,416	2,383,506	2,406,671	2,473,034	2,480,983
Multiplied by: annualization factor	1.00	1.00	1.00	1.00	1.00	4.06	4.01	3.97	3.97
Adjusted return on average assets	-0.85%	0.56%	0.85%	0.69%	0.73%	0.66%	0.73%	0.76%	0.77%
Return on average assets	-1.20%	0.32%	0.76%	0.59%	0.68%	0.64%	0.71%	0.77%	0.60%
Adjusted net income	$ (5,907)	$ 7,508	$ 16,688	$ 15,181	$ 17,794	$ 3,863	$ 4,378	$ 4,762	$ 4,791
Divided by: average common equity	178,066	215,267	275,742	269,504	281,509	278,187	280,676	282,426	284,671
Multiplied by: annualization factor	1.00	1.00	1.00	1.00	1.00	4.06	4.01	3.97	3.97
Adjusted return on average equity	-3.32%	3.49%	6.05%	5.63%	6.32%	5.64%	6.25%	6.69%	6.68%
Return on average equity	-4.69%	1.99%	5.42%	4.78%	5.90%	5.52%	6.10%	6.71%	5.26%
Noninterest income	$ 1,647	$ 11,609	$ 15,086	$ 13,953	$ 18,243	$ 4,501	$ 4,292	$ 4,927	$ 4,523
Less: gain on sale of securities	(20)	(1,478)	(98)	(180)	(54)	-	-	(54)	0
Adjusted noninterest income	1,627	10,131	14,988	13,773	18,189	4,501	4,292	4,873	4,523
Noninterest expense	24,960	54,261	64,099	73,934	74,153	19,139	18,232	18,419	18,362
Less: merger-related expenses	(3,812)	(5,895)	(2,211)	(3,616)	(1,715)	(122)	(167)	(31)	(1,396)
Adjusted noninterest expense	21,148	48,366	61,888	70,318	72,438	19,017	18,065	18,388	16,966
Net interest income	19,395	51,324	72,423	77,642	81,381	20,426	20,616	20,362	19,975
Adjusted noninterest income	1,627	10,131	14,988	13,773	18,189	4,501	4,292	4,873	4,523
Adjusted noninterest expense	21,148	48,366	61,888	70,318	72,438	19,017	18,065	18,388	16,966
Adjusted efficiency ratio	100.60%	78.70%	70.80%	76.92%	72.75%	76.29%	72.53%	72.87%	69.25%

Non-GAAP Financial Measures: Tangible assets, tangible common equity, tangible book value, adjusted net income, adjusted noninterest income, adjusted noninterest expense, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; and (ii) adjusted net income, adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable and adjusted noninterest expense (which excludes merger-related expenses) to evaluate core earnings and to facilitate comparisons with peers.

Attractive Market Demographics: MSAs of Operation

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'16-'21 Projected Pop. Growth (%)


12.0%
9.0%
6.0%
3.0%
0.0%
1.2%
2.8%
4.2%
4.7%
4.9%
5.3%
5.7%
6.9%
7.0%
8.2%
8.5%
Greenwood
Newberry
Spartanburg
Richmond
PSTB
Columbia
Greenville
Wilmington
Charlotte
Raleigh
Charleston

'16-'21 Projected HHI Growth (%)


12.0%
9.0%
6.0%
3.0%
0.0%
2.4%
3.06
4.5%
5.0%
5.0%
6.0%
7.3%
7.3%
7.6%
7.9%
9.3%
Newberry
Wilmington
Richmond
Columbia
Greenwood
PSTB
Spartanburg
Raleigh
Charleston
Greenville
Charlotte

'21 Projected Median HHI ($)


$80,000
$60,000
$40,000
$20,000
$0
$38,652
$43,838
$47,219
$50,443
$50,746
$52,158
$52,468
$58,754
$59,758
$62,562
$70,182
Greenwood
Newberry
Spartanburg
Wilmington
Greenville
PSTB
Columbia
Charleston
Charlotte
Richmond
Raleigh

Source: SNL Financial. Deposit data as of 6/30/15; PSTB demographic data deposit weighted by county

Attractive Market Demographics: States of Operation

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'16-'21 Projected Pop. Growth (%)


12.0%
9.0%
6.0%
3.0%
0.0%
4.4%
4.8%
4.9%
4.9%
5.4%
Virginia
Georgia
North Carolina
PSTB
South Carolina

'16-'21 Projected HHI Growth (%)


12.0%
9.0%
6.0%
3.0%
0.0%
4.8%
6.0%
6.1%
6.2%
7.0%
Virginia
PSTB
South Carolina
North Carolina
Georgia

'21 Projected Median HHI ($)


$80,000
$60,000
$40,000
$20,000
$0
$49,211
$50,761
$52,158
$53,580
$69,328
South Carolina
North Carolina
PSTB
Georgia
Virginia

Source: SNL Financial. Deposit data as of 6/30/15; PSTB demographic data deposit weighted by county

Experienced Management Leadership

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Executive Officers

James C. Cherry
Chief Executive Officer



41 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank. Completed BA at Hampden-Sydney College and graduated from the University of Virginia's Executive program. Serves as director of Armada Hoffler Properties, Inc. (NYSE:AHH), a Virginia Beach, Virginia REIT

Bryan F. Kennedy, III
President



35 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006. Completed BS in Commerce at the University of Virginia, and MBA at the University of North Carolina.

Donald K. Truslow
Chief Financial Officer



30 years of banking experience including Chief Risk Officer of M&T Bank Corporation, President of the Financial Stability Industry Council, as well as Chief Risk Officer, Comptroller and Treasurer for Wachovia Corporation. Completed BS in Commerce at the University of Virginia.

Nancy J. Foster
Chief Risk Officer



32 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Completed BS in Finance and Economics from Illinois State University, and MBA at the University of Chicago. Current Vice Chair of the Risk Management Association (RMA).

Experienced Directors

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Non-Management Directors

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank. Completed BS at the University of Richmond, and MBA at the University of Virginia.
Walter C. Ayers *Director*		Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others. Completed BS at the College of William and Mary.
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc., a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006. Completed BS at Austin Peay State University, and MBA at the University of Tennessee.
Jean E. Davis *Director*		Retired Senior Executive Vice President for Operations, Technology and e-Commerce at Wachovia Corporation. Also formerly head of Human Resources and head of Retail Banking. Completed BS at the University of North Carolina, and MBA at Duke University.
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation. Completed BA and MBA at Clemson University.
Thomas B. Henson *Director*		President of Henson-Tomlin Interests, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background. Completed BS at Vanderbilt University, and JD at Washington and Lee University.
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation. Completed BS at the University of Virginia, and graduated from the ABA Stonier Graduate School of Banking at the University of Pennsylvania.
Kim S. Price *Vice Chairman*		Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank. Completed BS at Appalachian State University, and graduated from the Graduate School of Banking at Louisiana State University.
Ben R. Rudisill, II *Director*		President of Rudisill Enterprises, Inc., since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank. Completed BS and MBA at Duke University.
Grant S. Grayson *Director*		Partner and Shareholder in the law firm of LeClairRyan, focusing on matters of corporate law, real estate finance, M&A, bankruptcy, and creditors' rights. Previously a partner in the law firm of Cantor Arkema, P.C. Former Chairman of the Board of First Capital Bancorp, Inc. Completed BA at Northwestern University and JD at the University of Richmond.
Robert G. Whitten *Director*		Co-owner and president of Whitten Brothers Holding Company, which owns and operates two automobile dealerships in the metro Richmond area. Former Director of First Capital Bancorp, Inc.